UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (Date of earliest event reported) December 30, 2022

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 30, 2022, Digital Brands Group, Inc., a Delaware corporation (the “Company” or “DBG”) completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding membership interests of Sunnyside, LLC, a California limited liability company (“Sundry”), pursuant to that certain Second Amended and Restated Membership Interest Purchase Agreement (the “Agreement”), dated October 13, 2022, by and among Moise Emquies, George Levy, Matthieu Leblan and Carol Ann Emquies (“Sellers”), George Levy as the Sellers’ representative, the Company as Buyer, and Sundry.

Pursuant to the Agreement, Sellers, as the holders of all of the outstanding membership interests of Sundry, exchanged all of such membership interests for (i) $7.5 million in cash, (ii) $5.5 million in promissory notes of the Company (the “Notes”), and (iii) a number of shares of common stock of the Company equal to $1.0 million (the “Shares”), calculated in accordance with the terms of the Agreement, which consideration was paid or delivered to the Sellers, Jenny Murphy and Elodie Crichi. Each Note bears interest at eight percent (8%) per annum and matures on February 15, 2023.

In connection with the Acquisition, the Company and each of the Sellers entered a registration rights agreement to provide registration rights with respect to the Shares issued pursuant to the Agreement.

The material terms of the Agreement and the Notes were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on October 18, 2022 (the “Prior Report”), which is incorporated herein by reference. The description of the Agreement and the Notes included or incorporated by reference in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Agreement and the Form of Note, which are filed as Exhibits 2.1 and 10.1 to the Prior Report, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 2.01 of this Form 8-K regarding the Notes is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Form 8-K regarding the issuance of the Shares to the Sellers, Jenny Murphy and Elodie Crichi is incorporated herein by reference in its entirety. The Shares were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

Item 8.01 Other Events.

On December 30, 2022, the Company issued a press release announcing the closing of the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements included in this release are "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting DBG and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as "will," "anticipate," "estimate," "expect," "should," and "may" and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding DBG's plans, objectives, projections and expectations relating to DBG's operations or financial performance, and assumptions related thereto are forward-looking statements. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. DBG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of DBG to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus (COVID-19) global pandemic; the level of consumer demand for apparel and accessories; disruption to DBG's distribution system; the financial strength of DBG's customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; DBG's response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; DBG's ability to implement its business strategy; DBG's ability to grow its wholesale and direct-to-consumer businesses; retail industry changes and challenges; DBG's and its vendors' ability to maintain the strength and security of information technology systems; the risk that DBG's facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; DBG's ability to properly collect, use, manage and secure consumer and employee data; stability of DBG's manufacturing facilities and foreign suppliers; continued use by DBG's suppliers of ethical business practices; DBG's ability to accurately forecast demand for products; continuity of members of DBG's management; DBG's ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; DBG's ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; adverse or unexpected weather conditions; DBG's indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent DBG from fulfilling its financial obligations; and climate change and increased focus on sustainability issues. More information on potential factors that could affect DBG's financial results is included from time to time in DBG's public reports filed with the SEC, including DBG's Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited balance sheets of Sundry as of December 31, 2021 and 2020, and the audited statements of operations, member’s equity and cash flows of Sundry for the years ended December 31, 2021 and 2020 and the related notes to the financial statements and independent auditor’s reports of dbbmckennon and Armanino LLP, are filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 2, 2022 and are incorporated herein by reference. The consents of dbbmckennon and Armanino LLP, the independent accounting firms of Sundry, are attached hereto as Exhibits 23.1 and 23.2, respectively.

The unaudited balance sheet of Sundry as of September 30, 2022 and the related unaudited statements of operations, member’s equity and cash flows for the nine months ended September 30, 2022 and the related notes to the unaudited combined financial statements, is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2022 and incorporated herein by reference. (b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Sundry as of and for the year ended December 31, 2021, and as of and for the nine months ended September 30, 2022, and the related notes, giving effect to the Acquisition, were filed as Item 8.01 of the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2022 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Registration Rights Agreement, dated December 30, 2022, by and among Digital Brands Group, Inc. and Moise Emquies, George Levy, Matthieu Leblan and Carol Ann Emquies
23.1	Consent of dbbmckennon for Sunnyside, LLC
23.2	Consent of Armanino LLP for Sunnyside, LLC
99.1	Press release dated December 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: January 4, 2023

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer